UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2025

Apollo Debt Solutions BDC

(Exact name of Registrant as specified in its charter)

Delaware	814-01424	86-1950548
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (212) 515-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

On August 7, 2025, the Board of Trustees (the “Board”) of Apollo Debt Solutions BDC (the “Company”) appointed Sheryl Schwartz to the Board, effective as of August 7, 2025, to serve as a Class III Trustee (a “Trustee”) of the Company. Effective upon the appointment of Ms. Schwartz as a Trustee of the Company, the size of the Board was increased from five to six members. The Board also appointed Ms. Schwartz to the Audit Committee and the Nominating and Governance Committee of the Company.

Ms. Schwartz currently serves as Chief Investment Officer of Alti Financial, a platform focused on democratizing private equity, since November 2021. From 2013 to 2020, she was a Managing Director at Caspian Private Equity, where she managed an investment portfolio of private market investments of more than $3 billion. From 2010 to 2013, she was a Senior Managing Director at Perseus and Managing Director of Perseus Mezzanine Finance. From 1988 to 2010, Ms. Schwartz served as Managing Director of Alternative Investments at TIAA, a Fortune 100 diversified financial services firm, managing an investment portfolio of more than $13 billion. Ms. Schwartz is also a board member of Cartesian Growth II since 2021 and GAIA Reit since 2023. In addition to her commercial activities, Ms. Schwartz also is an Adjunct Professor of Private Equity and Finance at the Fordham Gabelli School of Business, and a board member of the Women’s Association of Venture and Equity (WAVE) since 2007. Ms. Schwartz received both her Master’s in Business Administration and bachelor’s degree from New York University.

Ms. Schwartz (i) was not appointed as a Trustee pursuant to any arrangement or understanding with any other person; (ii) has not engaged, since the beginning of the Company’s last fiscal year, nor proposes to engage, in any transaction in which the Company was or is a participant that would be required to be reported under Item 404(a) of Regulation S-K; and (iii) has not entered into, nor expects to enter into, any material plan, contract, arrangement, grant or award in connection with her appointment as a Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO DEBT SOLUTIONS BDC

Date: August 12, 2025	By:	/s/ Kristin Hester
	Name:	Kristin Hester
	Title:	Chief Legal Officer and Secretary